Sesen Bio Announces Commercial Launch Readiness Progress as the Company Approaches the Potential Approval and Launch of Vicineum™ Company appoints experienced commercial leader, Lisa LaMond, to oversee sales strategy and execution Selected Syneos Health® as partner for field sales execution in the US Company remains on track for potential approval in the US in August 2021 CAMBRIDGE, Mass., May 4, 2021 – Sesen Bio (Nasdaq: SESN), a late-stage clinical company developing targeted fusion protein therapeutics for the treatment of patients with cancer, today announced the expansion of its leadership team with the appointment of experienced commercial industry leader, Lisa LaMond, as Vice President, Sales and Corporate Systems. The Company also announced its engagement of leading contract sales organization (CSO), Syneos Health, for field sales support and execution in the US for Vicineum. Lisa LaMond brings invaluable experience in commercial pharmaceuticals to her role as Vice President, Sales and Corporate Systems. Prior to joining Sesen Bio, Ms. LaMond spent her career at Merck & Co. Inc. where she developed a diverse skillset across key commercial functions, as well as a deep understanding of the evolving healthcare environment and customer landscapes. Early in her Merck career, Ms. LaMond led large organizations and launched several innovative, FDA-approved products and a number of new initiatives that transformed the growth and strength of diverse geographical markets. She also held various leadership positions in sales, launch strategy, marketing, account management, risk management, and policy. At every level, she excelled at building new capabilities as well as developing strategy and priorities to drive execution for commercial success. Ms. LaMond holds a Bachelor of Science degree from California State University in Long Beach, CA, and earned her Masters of Business Administration from University of Redlands. “I am delighted to welcome Lisa to the Sesen Bio senior leadership team,” said Dr. Thomas Cannell, president and chief executive officer of Sesen Bio. “Lisa’s many accomplishments over her career embody our mission to save and improve the lives of patients, and her extensive commercial experience will be critical in the development and oversight of our sales strategy and execution.” Syneos Health has deep expertise in Urology and Uro-oncology with specific experience supporting first product launches in biopharmaceutical organizations. Syneos Health will provide comprehensive support for the sales organization including sales force logistics, hiring and deployment of key talent and sales force operations. The sales force will include 35 sales representatives across four regions to target approximately 2,000 high prescribers of BCG. “We believe Syneos Health is the strongest CSO organization in the US and will help us quickly hire and manage the sales force,” continued Dr. Cannell. “I have a lot of confidence that with Lisa’s leadership and the ability of Syneos to execute, together we can build a sales organization capable of delivering a world-class launch of Vicineum, if approved, in August this year.”

In connection with the hiring of Lisa LaMond, non-statutory stock options were granted. Under the grant of non-statutory stock options, up to 250,000 shares of Sesen Bio common stock are purchasable upon vesting of the stock options within the ten-year term. The stock options vest over a four-year period, with one quarter of the underlying shares vesting on the first anniversary of the date of grant, and an additional 6.25% of the underlying shares vesting at the end of each successive three-month period following the one-year anniversary of the date of grant, subject to Ms. LaMond’s continued service with Sesen Bio. The non-statutory stock options were granted on May 3, 2021 at an exercise price equal to the closing price per share of Sesen Bio’s common stock on The Nasdaq Global Market on the date of grant. The stock options were granted outside of the Company’s 2014 Stock Incentive Plan and were granted as a material inducement to employment in accordance with Nasdaq Listing Rule 5635(c)(4). About Vicineum™ Vicineum, a locally administered fusion protein, is Sesen Bio’s lead product candidate being developed for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). Vicineum is comprised of a recombinant fusion protein that targets epithelial cell adhesion molecule (EpCAM) antigens on the surface of tumor cells to deliver a potent protein payload, Pseudomonas Exotoxin A. Vicineum is constructed with a stable, genetically engineered peptide tether to ensure the payload remains attached until it is internalized by the cancer cell, which is believed to decrease the risk of toxicity to healthy tissues, thereby improving its safety. In prior clinical trials conducted by Sesen Bio, EpCAM has been shown to be overexpressed in NMIBC cells with minimal to no EpCAM expression observed on normal bladder cells. Sesen Bio is currently in the follow-up stage of a Phase 3 registration trial in the US for the treatment of BCG-unresponsive NMIBC. In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Additionally, Sesen Bio believes that cancer cell-killing properties of Vicineum promote an anti- tumor immune response that may potentially combine well with immuno-oncology drugs, such as checkpoint inhibitors. For this reason, the activity of Vicineum in BCG-unresponsive NMIBC is also being explored at the US National Cancer Institute in combination with AstraZeneca’s immune checkpoint inhibitor durvalumab. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company advancing targeted fusion protein therapeutics for the treatment of patients with cancer. The Company’s lead program, Vicineum™, also known as oportuzumab monatox, is currently in the follow-up stage of a Phase 3 registration trial for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG- unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Sesen Bio retains worldwide rights to Vicineum with the exception of Greater China and the Middle East and North Africa (MENA), for which the Company has partnered with Qilu Pharmaceutical and Hikma Pharmaceuticals, respectively, for commercialization. Vicineum is a locally administered targeted fusion protein composed of an anti-EpCAM antibody fragment tethered to a truncated form of Pseudomonas Exotoxin A for the treatment of BCG-unresponsive NMIBC. For more information, please visit the Company’s website at www.sesenbio.com. COVID-19 Pandemic Potential Impact Sesen Bio continues to monitor the rapidly evolving environment regarding the potential impact of the COVID-19 pandemic on the Company. The Company has not yet experienced any disruptions to our operations as a result of COVID-19, however, we are not able to quantify or predict with certainty the overall scope of potential impacts to our business, including, but not limited to, our ability to raise capital and, if approved, commercialize Vicineum. Sesen Bio remains committed to the health and safety of patients, caregivers and employees. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for the Company, the Company’s strategy, future operations, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward- looking statements as a result of various important factors, including: the timing for the FDA’s decision on the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC based on the FDA granting the BLA Priority Review, the target PDUFA date of August 18, 2021 and the need for an advisory meeting on the BLA, the development and oversight of the Company sales strategy and execution and the Company’s ability to hire and manage a sales force to launch Vicineum, if approved, the impact of COVID-19 on the Company, including its ability to raise capital, and, if approved, its ability to commercialize Vicineum for the treatment of BCG-unresponsive NMIBC, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward- looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Contact: Erin Clark, Vice President, Corporate Strategy & Investor Relations ir@sesenbio.com